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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): October 25, 1999


                              Thor Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


Delaware                  1-9235                                 93-0768752
(State or Other
Jurisdiction of                                (IRS Employer Identification No.)
Incorporation)        (Commission File Number)


419 W. Pike Street, Jackson Center, Ohio                              45334-0629
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code               (937) 596-6849


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Item 5.

     On October 18, 1999, the Securities and Exchange Commission issued Release No. 42021 with respect to the Company entitled Order Instituting Public Administrative Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Ordering Respondent to Cease and Desist (the "Order"). The Order is attached as an exhibit hereto and is incorporated herein by reference.


FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits. The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

Exhibit No.                                   Description

99.1 Release No. 42021 with respect to the Company entitled Order Instituting Public Administrative Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Ordering Respondent to Cease and Desist, dated October 18, 1999.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Thor Industries, Inc.
                                                              (Registrant)

Date:    October 25, 1999                                  /s/ Walter L. Bennett
                                                         Name: Walter L. Bennett
                                                         Title: Chief Financial
                                                                Officer


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